Exhibit 10.9

LEASE AGREEMENT

THIS LEASE AGREEMENT (“this Lease”) is made as of this 22nd day of October, 2020, between ARE-MARYLAND NO. 8 CORP., a Maryland corporation (“Landlord”), and SENSEI BIOTHERAPEUTICS, INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Address:	Suite 125, 1405 Research Boulevard, Rockville, Maryland 20850.

Premises:	That portion of the Project, containing approximately 7,643 rentable square feet, as determined by Landlord, as shown on Exhibit A. The area of the Premises has been measured pursuant to Method A of the BOMA 2017 for Office Buildings: Standard Methods of Measurement as adopted by the Building Owners and Managers Association International (ANSI/BOMA Z65.1-2017).

Project:	The real property on which the building (“Building”) in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent: $24,839.75, per month	Rentable Area of Premises: 7,643 sq. ft.

Rentable Area of Project: 72,170 sq. ft.	Tenant’s Share of Operating Expenses: 10.59%

Security Deposit: $49,679.50	Target Commencement Date: November 1, 2020

Rent Adjustment Percentage: 3%

Base Term:	Beginning on the Commencement Date and ending 76 months from the first day of the first full month following the Rent Commencement Date. For clarity, if the Rent Commencement Date occurs on the first day of a month, the Base Term will be measured from that date. If the Rent Commencement Date occurs on a day other than the first day of a month, the Base Term will be measured from the first day of the following month.

Permitted Use:	general office, research and development laboratory, bio-manufacturing, and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
For check payments remit to:	26 North Euclid Avenue
Truist Bank	Pasadena, CA 91101
P.O. Box 79840	Attn: Corporate Secretary
Baltimore, MD 21279-0840

For wire/ACH payments:
On request, Landlord will provide information to
Tenant via a secure format.

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Tenant’s Notice Address (before Rent Commencement Date):	Tenant’s Notice Address (from and after Rent Commencement Date):
620 Professional Drive	Suite 125
Gaithersburg, MD 20879	1405 Research Boulevard
Rockville, MD 20850

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[X] EXHIBIT A - PREMISES DESCRIPTION	[X] EXHIBIT B - DESCRIPTION OF PROJECT
(X] EXHIBIT C – RESERVED	[X] EXHIBIT D - COMMENCEMENT DATE
[X] EXHIBIT E - RULES AND REGULATIONS	[X] EXHIBIT F - TENANT’S PERSONAL PROPERTY
[X] EXHIBIT G - PARKING PLAN

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project that are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Tenant shall have the non-exclusive right during the Term to use the Common Areas along with others having the right to use the Common Areas. Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use. Subject to Force Majeure (as defined in Section 34 ), a Taking (as defined in Section 19), the provisions of the preceding sentence, and Section 2 below, Tenant shall have access to and egress from the Building, the Premises, the Common Areas, and the parking spaces provided by Landlord to Tenant pursuant to the terms of this Lease, 24 hours a day, 7 days a week.

2. Delivery; Acceptance of Premises; Commencement Date. Landlord shall deliver the Premises to Tenant on or before the Target Commencement Date (“Delivery” or “Deliver’’). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 60 days of the Target Commencement Date for any reason other than Force Majeure Delays (as defined below), this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant: (a) the advanced Base Rent payment and the Security Deposit shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions that expressly survive termination of this Lease. If Tenant elects not to void this Lease within 5 business days of the lapse of such 60 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

Within 180 days after the Rent Commencement Date (subject to Force Majeure Delays and Tenant Delays, the “Target Completion Date”), Landlord shall use commercially reasonable efforts to Substantially Complete Landlord’s Work (each as defined below). Tenant acknowledges that Landlord’s performance of Landlord’s Work after Delivery may entail typical noise, dust, and inconvenience associated with the buildout of commercial space and that Tenant shall have no claim or cause of action against Landlord or any Landlord Party (as defined below) arising out of, or related to, the performance of Landlord’s Work. Landlord shall have the right to perform Landlord’s Work during business hours pursuant to a mutually agreeable schedule with Tenant, provided that Landlord shall use commercially reasonable efforts to cause any hammering, core drilling, and other work generating loud noises to be performed after normal business hours. If Landlord fails to Substantially Complete Landlord’s Work by the date that is 90 days after the Target Completion Date (“Late Delivery Rent Abatement Date”) for reasons other than Force Majeure Delays and Tenant Delays, Tenant’s obligation to pay Base Rent shall abate from the Late Delivery Rent Abatement Date until Substantial Completion of Landlord’s Work. If, due to the on-going conduct of Landlord’s Work, Tenant is prohibited by the applicable Governmental Authority (as defined below) from using all or a material portion of the Premises that is not the subject of Landlord’s Work, Tenant shall receive one additional day of Base Rent abatement for each day that

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Tenant is prohibited from using all or a material portion of the Premises that is not the subject of Landlord’s Work; provided, however, that the abatement described in this sentence is conditioned on Tenant first obtaining a use and occupancy permit issued by the applicable Governmental Authority for the Premises before Landlord obtains a building permit for Landlord’s Work. As used herein, (i) “Landlord’s Work’’ means the work of constructing the improvements to the Premises described or shown on Exhibit C attached hereto (“Work Letter’’), (ii) “Force Majeure Delays” means delays arising by reason of any Force Majeure, (iii) “Substantially Completed” or variations thereof has the meaning set forth in the Work Letter, and (iv) “Tenant Delays” has the meaning set forth in the Work Letter.

The “Commencement Date” shall mean the date of this lease. The “Rent Commencement Date” shall be the later of (i) the date Landlord shall have Delivered the Premises to Tenant, (ii) November 1, 2020, and (iii) the date Tenant delivers to Landlord a use and occupancy permit issued by the applicable Governmental Authority for the Premises. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the Rent Commencement Date, and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D: provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and the Extension Term that Tenant may elect pursuant to Section 40 hereof.

Except as set forth in the Work Letter and the provisions of this Section 2: (i) Tenant shall accept the Premises in their condition as of the Rent Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Rent Commencement Date shall be subject to all of the terms and conditions of this Lease.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations that are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

As of the Rent Commencement Date, the Building Systems (as defined below) as well as the HVAC system, mechanical, electrical (including any electrical panels serving the Premises), lighting, life safety, water service plumbing fixtures and plumbing systems within the Premises and the Building shall be in good operating order and condition.

3. Rent.

(a) Base Rent. The first month’s Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Beginning on the Rent Commencement Date (but subject to the abatement of Base Rent described in Section 4(a)), Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

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(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Base Rent Adjustments. Base Rent shall be increased (i) as of the date or dates on which Tenant uses the Additional Tenant Improvement Allowance pursuant to Section 5 of the Work Letter (such increase to be calculated based on the amount of the Additional Tenant Improvement Allowance [i.e.,$134,748], such amount to be amortized over the Base Term based on an interest rate of 8.5% per annum; the resulting amount so amortized shall be added to the monthly installments of Base Rent), and (ii) on each anniversary of the first day of the first full month during the Term of this Lease (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. For the avoidance of doubt, the amount described in clause (i) above shall not be subject to the adjustment in Base Rent described in clause (ii) above, Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

(a) Base Rent Abatement. Notwithstanding anything to the contrary contained in this Lease, but provided Tenant is not then in Default hereunder, Landlord hereby grants Tenant an abatement of the Base Rent payable during the period beginning on the Rent Commencement Date and ending 4 months after the Rent Commencement Date (“Base Rent Abatement”). For the avoidance of doubt, if the Rent Commencement Date occurs on the first day of a month, the Base Rent Abatement will be measured from that date. If the Rent Commencement Date occurs on a day other than the first day of a month, the Base Rent Abatement will be measured from the first day of the following month. Except as provided in the preceding sentences, Tenant shall pay the full amount of Base Rent due in accordance with the provisions of this Lease. The administration rent set forth in Section 5 below shall not be abated and shall be based on the amount of Base Rent that would have been payable but for the Base Rent Abatement. Notwithstanding anything to the contrary in this Section 4(a). the adjustment in the Base Rent as set forth in this Section 4 shall be based on the full and unabated amount of Base Rent payable for the first 12 month period from and after the Rent Commencement Date.

5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (“Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Beginning on the Rent Commencement Date, Tenant shall pay Landlord on or before the first day of each calendar month during the Term hereof an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, Taxes (as defined in Section 9), capital repairs and improvements amortized over the useful life of such capital items in accordance with generally accepted accounting principles consistently applied (“GAAP”), the cost of upgrades to the Building or Project or enhanced services provided at the Building and/or Project that are intended to encourage social distancing (also referred to as physical distancing), promote and protect health and physical well-being and/or intended to prevent or limit the spread or transmission of communicable diseases and/or viruses of any kind or nature (collectively, “Infectious Conditions”) that, with regard to such upgrades that are capital in nature, shall be amortized

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over the useful life of any such upgrades in accordance with GAAP, and the costs of Landlord’s third party property manager or, if there is no third party property manager, administration rent in the amount of 4% of Base Rent), excluding only:

(a) the original demolition, entitlement, design and construction costs of any portion of the Project and renovation prior to the date of this Lease and costs of correcting defects in such original construction or renovation;

(b) capital expenditures for expansion of the Project;

(c) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs of utilities outside normal business hours sold to tenants of the Project;

(i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, or that are covered by a warranty to the extent of reimbursement for such coverage, or for which Landlord is otherwise reimbursed or credited, or Taxes to be paid directly by other tenants of the Project, whether or not actually paid;

(j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

(k) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(l) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

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(n) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(p) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(q) costs in connection with services (including electricity), items or other benefits of a type that are not standard for the Project and that are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(r) costs incurred in the sale or refinancing of the Project;

(s) net income taxes of Landlord or the owner of any interest in the Project (except to the extent such net income taxes are in substitution for any Taxes payable hereunder), franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(t) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project;

(u) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by insurance;

(v) reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties; and

(w) costs incurred in connection with environmental clean up, response action, or remediation on, in or under or about the Project, to the extent such costs relate to matters existing before the Commencement Date.

In addition, notwithstanding anything to the contrary contained in this Lease, Operating Expenses incurred or accrued by Landlord for any capital improvements that are reasonably expected by Landlord to reduce overall Operating Expenses (for example, without limitation, by reducing energy usage at the Project) (“Energy Savings Costs”) shall be amortized over a period of years equal to the least of (A) 7 years, (B) the useful life of such capital items, and (C) the quotient of (i) the Energy Savings Costs, divided by (ii) the annual amount of Operating Expenses reasonably expected by Landlord to be saved as a result of such capital improvements.

Notwithstanding any contrary provision contained in this Section 5, each line item of the Controllable Operating Expenses (as defined below) shall be capped so that no increase in any calendar year, on a line-item basis, exceeds 5% over the prior year’s line-item amount on a non-cumulative (and non-compounding) basis. As a result, the actual annual increase in each line item of Controllable Operating Expenses in any given calendar year from and after the calendar year in which the Commencement Date occurs may be less than or equal to 5% (but shall not exceed 5% in any such year). For purposes of this Lease, “Controllable Operating Expenses” means all Operating Expenses except real estate taxes, utilities, snow and ice removal, and insurance premiums (provided that the insurance coverage costs are competitively bid annually) (such exceptions collectively referred to herein as the “Non-Controllable Operating Expenses”).

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Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 60 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 60 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (“Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant from among the 4 largest in the United States, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (“Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding Installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year; provided, however, that in no event shall Landlord collect and retain more than 100% of the Operating Expenses actually incurred by Landlord.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share as reasonably adjusted by Landlord for changes in the physical size of the Premises or the Project occurring thereafter, provided that Landlord may not adjust Tenant’s Share due solely to a remeasurement of the Premises or Project by the Landlord. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

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6. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (“Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (“Letter of Credit”): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of Maryland. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings involving Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. Provided Tenant is not then in default of this Lease, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

a. Transfer. If Landlord transfers its interest in the Project or this Lease, Landlord shall either (i) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6 and provide Tenant with written notice of such transfer, or (ii) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee and written notice thereof to Tenant or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U. S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises that is declared by any Governmental Authority having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a ‘‘place of public accommodation”, as defined in the ADA or any

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similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed, or conditioned. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner that will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

(a) Modifications to Common Areas. Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located and is first applicable to the Building after the Commencement Date) or at Tenant’s expense (to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Except as included in Landlord’s Work, Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA). Notwithstanding any other provision herein to the contrary, and except as set forth in the Work Letter, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred In investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements within the Premises, and Tenant shall Indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

(b) Prohibited Leasing. Landlord shall not lease the balance of any space in the Building to an entity that intends to (i) use such space for any vivarium use or (ii) engage in phage research.

(c) Alexandria FitLab. As long as Tenant is not in Default, Tenant’s on-site employees shall have a non-exclusive license to use on a complimentary basis the Alexandria FitLab located at 910 Clopper Road, Gaithersburg, Maryland that is owned by an affiliate of Landlord (“910 Clopper Landlord”). Although the Alexandria FitLab does not form a part of the Premises, the provisions of this Lease (i) governing Tenant’s use, operation, and enjoyment of the Premises, (ii) imposing obligations on Tenant for matters occurring in, on, within, or about the Premises or arising out of the use or occupancy of the Premises (including, but not limited to, those obligations relating to insurance and indemnification), or (iii) limiting Landlord’s liability, shall apply with equal force to Tenant’s use of the Alexandria FitLab. Landlord shall have the right at any time and from time to time in the exercise of its sole and absolute subjective discretion to eliminate, reconfigure, relocate, or modify the Alexandria FitLab or modify its hours of availability for Tenant’s use, it being understood and agreed that Landlord makes no guaranty, assurance, or representation to Tenant that the Alexandria FitLab will remain available for use by Tenant during all or any part of the Term. Landlord or its designee may specifically condition the use of the Alexandria FitLab by any employee of Tenant upon such employee’s execution and delivery of the standard license, indemnification, and waiver agreement required by Landlord or, if applicable, any operator of the Alexandria FitLab. Tenant and its employees shall be required to comply with all of the

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rules, regulations, conditions, and scheduling procedures of the 910 Clopper Landlord in connection with the use of the Alexandria FitLab. As of the Commencement Date, Tenant shall cause the 910 Clopper Landlord to be named as an additional insured under the commercial general liability policy of insurance that Tenant is required to maintain under this Lease. If Tenant Defaults in its obligations under this Section 7(c), Landlord shall have the right, in addition to any other rights and remedies available to Landlord for a Default by Tenant, to terminate immediately Tenant’s license to use the Alexandria FitLab. The expiration or earlier termination of this Lease shall automatically terminate the license hereby granted to Tenant to so use the Alexandria FitLab.

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall, for the first 30 days of any such holdover be equal to 150% of the Rent in effect during the last 30 days of the Term and shall thereafter be 200% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over (including consequential damages if Landlord has advised Tenant in advance of any particular consequential damages that Landlord may incur or suffer as a result of Tenant’s holding over, including, without limitation, consequential damages that Landlord may incur or suffer by reason of Landlord’s inability to lease the Premises or deliver occupancy to a particular tenant). No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or Imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. If Landlord receives a refund of any portion of Taxes that were included in the Taxes paid by Tenant, then Landlord shall credit against the next estimated payment or payments due under this Section 9 an amount equal to Tenant’s pro rata share of the refunded Taxes, less any expenses that Landlord incurred to obtain the refund or if the Term has expired, Landlord shall refund such amount to Tenant less any amounts owed by Tenant to Landlord. Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to

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delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10. Parking. Subject to all Legal Requirements, Force Majeure, a Taking and the exercise by Landlord of its rights hereunder, Tenant shall have the right, free of charge and in common with other tenants of the Project, to use 3 standard sized parking spaces per 1,000 leased rentable square feet of the Premises, which spaces shall be in those areas designated for non-reserved parking, subject in each case to Landlord’s reasonable rules and regulations. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. Attached hereto as Exhibit G is the parking plan for the Project.

11. Utilities, Services.

(a) General. Landlord shall provide, subject to the terms of this Section 11, janitorial services to the Common Areas, water, electricity, heat, light, power, telephone, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), and refuse and trash collection (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services that may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities from any cause whatsoever shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

(b) Service Interruption. Notwithstanding anything to the contrary set forth herein, if (i) a stoppage of an Essential Service (as defined below) to the Premises shall occur and such stoppage is due solely to the gross negligence or willful misconduct of Landlord and not due in any part to any act or omission on the part of Tenant or any Tenant Party or any matter beyond Landlord’s reasonable control (any such stoppage of an Essential Service being hereinafter referred to as a “Service Interruption”), and (ii) such Service Interruption continues for more than 5 consecutive business days after Landlord shall have received written notice thereof from Tenant, and (iii) as a result of such Service Interruption, the conduct of Tenant’s normal operations in the Premises are materially and adversely affected, then, to the extent that such Service Interruption is covered by rent loss insurance that Landlord is required to carry pursuant to Section 17 of this Lease, there shall be an abatement of 1 day’s Base Rent for each day during which such Service Interruption continues after such 5 business day period; provided, however, that if any part of the Premises is reasonably useable for Tenant’s normal business operations or if Tenant conducts all or any part of its operations in any portion of the Premises notwithstanding such Service Interruption, then the amount of each daily abatement of Base Rent shall only be proportionate to the nature and extent of the interruption of Tenant’s normal operations or ability to use the Premises. The rights granted to Tenant under this paragraph shall be Tenant’s sole and exclusive remedy resulting from a failure of Landlord to provide services, and Landlord shall not otherwise be liable for any loss or

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damage suffered or sustained by Tenant resulting from any failure or cessation of services. For purposes hereof, the term “Essential Services” shall mean the following services: HVAC service, water, sewer, and electricity, but in each case only to the extent that Landlord has an obligation to provide same to Tenant under this Lease. The provisions of this paragraph shall only apply as long as the original Tenant is the tenant occupying the Premises under this Lease and shall not apply to any assignee or sublessee, other than an assignee or a sublessee pursuant to a Permitted Assignment (as defined below).

(c) Generator. Landlord’s sole obligation for either providing emergency generators or providing emergency back-up power to Tenant shall be: (i) to provide emergency generators with not less than the stated capacity of the emergency generators located in the Building as of the Commencement Date, (ii) to provide Tenant with its pro rata share usage of such generators, and (iii) to contract with a third party to maintain the emergency generators as per the manufacturer’s standard maintenance guidelines. Except as otherwise set forth above, Landlord shall have no obligation to provide Tenant with operational emergency generators or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generators is maintaining the generators as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the emergency generators when the emergency generators are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 24 hours advance notice of any period during which the emergency generators shall be non-operational due to routine maintenance, repairs, alterations, or improvements. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generators will be operational at all times or that emergency power will be available to the Premises when needed.

(d) Water/Energy Data. Tenant agrees to provide Landlord with access to Tenant’s water and/or energy usage data on a monthly basis, either by providing Tenant’s applicable utility login credentials to Landlord’s designated online portal, or by another delivery method reasonably agreed to by Landlord and Tenant. The costs and expenses incurred by Landlord in connection with receiving and analyzing such water and/or energy usage data (including, without limitation, as may be required pursuant to applicable Legal Requirements) shall be included as part of Operating Expenses.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld, conditioned, or delayed. Tenant may construct nonstructural Alterations in the Premises without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $25,000 (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 business days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s

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right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 5% of all hard construction costs Incurred by Tenant or its contractors or agents In connection with any Alteration to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish security or make other arrangements reasonably satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens (but Tenant shall be obligated to furnish such security only for those Alterations having a completion cost of $100,000 or more), and for all Alterations, Tenant shall provide (and cause each contractor or subcontractor to provide) certificates of insurance (in form and substance satisfactory to Landlord; form ACORD 28 (2006/07) is not satisfactory to Landlord) for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Other than (i) the items, if any, listed on Exhibit F attached hereto, (Ii) any items agreed by Landlord in writing to be included on Exhibit F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for by Landlord that may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hookups behind walls) by Tenant during the Term (collectively, “Tenant’s Property’’), all property of any kind paid for by Landlord, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an Integral part of the Premises such as fume hoods that penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested or at the time it receives notice of a Notice-Only Alteration, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property that was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if such space were otherwise occupied by Tenant. Notwithstanding anything contained herein to the contrary, Tenant shall not be required to remove any of the improvements existing in the Premises as of the Commencement Date at the expiration or earlier termination of the Term.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, electrical, mechanical, plumbing, fire sprinklers, life safety, Building perimeter security, elevators and all other

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building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until such repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 48 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after Tenant receives notice of the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

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16. Indemnification.

(a) By Tenant. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or gross negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

(b) By Landlord. Landlord hereby indemnifies and agrees to defend, save, and hold Tenant harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Common Area caused by Landlord’s willful misconduct or gross negligence, except to the extent caused by the willful misconduct or negligence of Tenant or any Tenant Party.

17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project as well as rent loss insurance. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding (except as provided in the first sentence above), workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or that are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance that Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Landlord and Alexandria Real Estate Equities, Inc., and its and their respective members, officers, directors, employees, managers, and agents (collectively, “Landlord Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies that have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Copies of such policies (if requested by Landlord), or certificates of insurance (in form and substance satisfactory to Landlord; form ACORD 28 [2006/07] is not satisfactory to Landlord) showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon Tenant’s execution and delivery of this Lease and upon each renewal of such insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement that specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

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In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (Ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”}, in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to Insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or, not more frequently than one time every 3 years during the Term, to bring coverage limits to levels then being generally required of new tenants within the Project.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (“Restoration Period”}. If the Restoration Period is estimated to exceed 12 months (“Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction. Unless Landlord so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous

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Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly reenter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion that the area of the Premises, if any, that is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate this Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation that is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking’’ or “Taken”), and the Taking would in Landlord’s reasonable judgment either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of such date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due: provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 3 days of any such notice not more than once in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

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(c) Abandonment. Tenant shall abandon the Premises without (i) the release of the Premises of all Hazardous Materials Clearances and free of any residual impact from the Tenant HazMat Operations, and (ii) complying with the provisions of Section 28.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after Tenant receives notice that any such lien is filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief’); (C) become the subject of any Proceeding for Relief that is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 10 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 10 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within such 10 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 30 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (“Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing

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and accounting charges and late charges that may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 6% of the overdue Rent as a late charge (provided that Tenant shall not be required to pay such late charge upon the first occurrence of a late payment by Tenant of Rent). The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Re-Entry. Landlord shall have the right, immediately or at any time thereafter, without further notice to Tenant (unless otherwise provided herein), to enter the Premises, without terminating this Lease or being guilty of trespass, and do any and all acts as Landlord may deem necessary, proper or convenient to cure such default, for the account and at the expense of Tenant, any notice to quit or notice of Landlord’s intention to re-enter being hereby expressly waived, and Tenant agrees to pay to Landlord as Additional Rent all damage and/or expense incurred by landlord in so doing, including interest at the Default Rate, from the due date until the date payment is received by Landlord.

(d) Termination. Landlord shall have the right to terminate this Lease and Tenant’s right to possession of the Premises and, with or without legal process, take possession of the Premises and remove Tenant, any occupant and any property therefrom, using such force as may be necessary, without being guilty of trespass and without relinquishing any rights of Landlord against Tenant, any notice to quit, or notice of Landlord’s intention to re-enter being hereby expressly waived. Landlord shall be entitled to recover damages from Tenant for all amounts covenanted to be paid during the remainder of the Term ( except for the period of any holdover by Ten ant, in which case the monthly rental rate stated at Section 8 herein shall apply), which may be accelerated by Landlord at its option, together with (i) all expenses of any proceedings (including, but not limited to, the expenses set forth in Section 22(f) below) that may be necessary in order for Landlord to recover possession of the Premises, (ii) the expenses of the re-renting of the Premises (including, but not limited to, any commissions paid to any real estate agent, advertising expense and the costs of such alterations, repairs, replacements or modifications that Landlord, in its sole judgment, considers advisable and necessary for the purpose of re-renting), and (iii) interest computed at the Default Rate from the due date until paid: provided, however, that there shall be credited against the amount of such damages all amounts received by Landlord from such re-renting of the Premises, with any overage being refunded to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to re-rent the Premises or, in the event that the Premises are re-rented, for failure to collect the rent thereof under such re-renting and Tenant expressly waives any duty of the Landlord to mitigate damages. No act or thing done by Landlord shall be deemed to be an acceptance of a surrender of the Premises, unless Landlord shall execute a written agreement of surrender with Tenant. Tenant’s liability hereunder shall not be terminated by the execution of a new lease of the Premises by Landlord, unless that new lease expressly so states. In the event Landlord does not exercise its option to accelerate the payment of amounts owed as provided hereinabove, then Tenant agrees to pay to Landlord, upon demand, the amount of damages herein provided after the amount of such damages for any month shall have been ascertained; provided, however, that any expenses incurred by Landlord shall be deemed to be a part of the damages for the month in which they were incurred. Separate actions may be maintained each month or at other times by Landlord against Tenant to recover the damages then due, without waiting until the end of the term of this Lease to determine the aggregate amount of such damages. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or being dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

(e) Lien for Rent. Upon any default by Tenant in the payment of Rent or other amounts owed hereunder, Landlord shall have a lien upon the property of Tenant in the Premises for the amount of such unpaid amounts, and Tenant hereby specifically waives any and all exemptions allowed by law. In such event, Tenant shall not remove any of Tenant’s property from the Premises except with the prior

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written consent of Landlord, and Landlord shall have the right and privilege, at its option, to take possession of all Tenant’s property in the Premises, to store the same on the Premises, or to remove it and store it in such place as may be selected by Landlord, at Tenant’s risk and expense. If Tenant fails to redeem the personal property so seized, by payment of whatever sum may be due Landlord hereunder (including all storage costs), Landlord shall have the right, after 20 days written notice to Tenant of its intention to do so, to sell such personal property so seized at public or private sale and upon such terms and conditions as may appear advantageous to Landlord, and after the payment of all proper charges incident to such sale, apply the proceeds thereof to the payment of any balance due to Landlord on account of rent or other obligations of Tenant pursuant to this Lease. In the event there shall then remain in the hands of Landlord any balance realized from the sale of such personal property, the same shall be paid over to Tenant. The exercise of the foregoing remedy by Landlord shall not relieve or discharge Tenant from any deficiency owed to Landlord that Landlord has the right to enforce pursuant to any of the provisions of this Lease. Tenant shall also be liable for all expenses incident to the foregoing process, including any auctioneer or attorney’s fees or commissions. At Tenant’s request, Landlord shall subordinate its lien rights as set forth in this paragraph to the lien, operation, and effect of any bona fide third party equipment financing pursuant to a subordination agreement in form and substance reasonably acceptable to Landlord. Such subordination shall be limited to specific items of equipment and shall not be in the form of a blanket lien subordination.

(f) Expenses. Tenant shall pay, as Additional Rent and immediately upon written demand from Landlord, all costs and expenses Incurred by Landlord, including, but not limited to, attorneys’ fees, expert witness fees, paralegal fees, other litigation expenses (such as expenses for photocopying, electronic legal research, and deposition transcripts), and court costs in connection with or arising out of any Default by Tenant under this Lease, including, but not limited to, any action or proceeding brought by Landlord to enforce any obligation of Tenant under this Lease or the right of Landlord in or to the Premises. Such expenses are recoverable at all levels, including appeals and post-judgment actions or proceedings. The giving of a notice of Default by Landlord shall constitute part of an action or proceeding under this Lease, entitling Landlord to reimbursement of such fees and expenses, even if an action or proceeding Is not commenced in a court of law and regardless of whether the Default is cured.

(g) Suspension of Funding/Performance. Upon a Default by Tenant hereunder and during the continuance thereof, Landlord shall have the right to suspend funding of any Tl Allowances and the performance of Landlord’s Work (and such suspension shall constitute a Tenant Delay).

(h) Other Remedies. Upon a Default by Tenant hereunder and in addition to any other remedy available to Landlord under this Lease or otherwise, Landlord shall be entitled to recover damages from Tenant the amount of the Base Rent Abatement. In addition to the remedies set forth in this Section 21, Landlord, at its option, without further notice or demand to Tenant, shall have all other rights and remedies provided at law or in equity.

22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof that are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 25% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities that were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

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(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (“Assignment Date”), Tenant shall give Landlord a notice (“Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, or (ii) refuse such consent, in its reasonable discretion (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting). Tenant shall pay to Landlord a fee equal to $1,500 in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents.

Tenant shall have the right, upon 10 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to (i) assign this Lease or sublet any portion of the Premises to a corporation or other entity that is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (A} such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring this Lease, and (8) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the net worth (as determined in accordance with GMP) of Tenant as of the Commencement Date, and (C) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (a “Permitted Assignment”), provided that Landlord shall have the right to reasonably approve the form of any such sublease or assignment, and (ii) permit a business entity that is a subsidiary, affiliate, contractor, client, customer, or collaborator of Tenant, or otherwise has a business relationship with Tenant, and is providing Tenant services in the course of Tenant’s business operations at the Premises or is occupying the Building in furtherance of such business relationship with Tenant (a “Collaborator”) to use a portion of the Premises for any Permitted Use; provided, however, that (A) Tenant receives no compensation for such Collaborator use, (8) the entity remains a Collaborator for the entire duration of such use and the entity is not indicated on the Building directory or any signage on the Premises, and (C) the entity occupies no more than 25% of the rentable area of the Premises (“Collaborator Occupancy”). Such Collaborator Occupancy shall not be deemed a sublease or assignment hereunder, nor shall it vest in any such Collaborator any right, title, or interest in this Lease or the Premises nor shall it relieve, release, impair, or discharge any of Tenant’s obligations hereunder. Tenant shall ensure that the Collaborator complies with the terms of this Lease, including, but not limited to, the obligation to obtain and maintain the insurance coverages as more fully described in Section 17 (Insurance). In connection with a Permitted Assignment or a Collaborator Occupancy, Tenant shall not be required to share Excess Rents (as defined below) with Landlord.

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit

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such payment against those due under this Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, such installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature that, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. Other than in connection with a Permitted Assignment, if the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, marketing expenses, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. lf Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sub lessee of Tenant from full and primary liability under this Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a

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required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder. or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that this Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord (and of which Tenant has been provided written notice) covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between such rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner. Such rules and regulations may include, without limitation, rules and regulations relating to the use of the Project amenities and/or rules and regulations that are intended to encourage social distancing, promote and protect health and physical well-being within the Building and the Project and/or intended to prevent or limit the spread or transmission of Infectious Conditions.

27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant: provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to

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their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. On Tenant’s written request, Landlord shall use its commercially reasonable efforts (but with no obligation to pay any out-of-pocket fees or sums) to obtain from any Holder of a first lien Mortgage at any time during the Term covering any or all of the Project or the Premises a non-disturbance agreement on Holder’s standard form (with mutually agreed upon reasonable modifications) in favor of Tenant assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. As of the Commencement Dale, no Mortgage created by Landlord encumbers the Project. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord or by the terms of this Lease to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain ln the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (“Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall reasonably request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of this Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the reasonable, actual out-of-pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $2,500. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Upon the expiration or earlier termination of this Lease, Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant

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shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials In the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) that arise during or after the Term as a result of such contamination; provided, however, that Tenant shall have no indemnification, remediation, or other obligation or responsibility under this Section 30 for any contamination or Environmental Claim if Tenant proves by a preponderance of the evidence that such contamination or Environmental Claim arises from any Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from the Premises by Landlord, its employees or contractors, or another tenant or party unrelated or unaffiliated with Tenant or that existed in the Premises as of the Commencement Date and were not brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from the Premises by Tenant, any Tenant Party, or any subtenant of Tenant or other occupant of the Premises; provided that Tenant shall not have the obligation to specifically identify the party responsible for the contamination or Environmental Claim. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present In the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party

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results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (“Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, such installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature that, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information that could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender, or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property, which contamination was permitted by Tenant or such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have access to, and a right to perform inspections and tests of, the Premises and the Project to determine Tenant’s compliance with Environmental Requirements (as defined below), its obligations under this Section 30, or the environmental condition of the Premises and the Project. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. Access shall be granted to Landlord upon Landlord’s prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under

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the circumstances, any disturbance to Tenant’s operations. Such inspections and tests shall be conducted at Landlord’s expense, unless such inspections or tests are conducted pursuant to Section 21 hereof or reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord may have against Tenant.

(e) Underground Tanks. Under no circumstances whatsoever will Tenant have the right to install any underground storage tank on or about the Premises or the Project. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project before the Commencement Date are used by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks if required by applicable Legal Requirements, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(f) Control Areas. Tenant shall be allowed to utilize up to its pro rata share of the Hazardous Materials inventory within any control area or zone (located within the Premises), as designated from time to time by the applicable building code or other Legal Requirement, for Hazardous Materials use or storage. As used in the preceding sentence, Tenant’s pro rata share of any control area or zone located within the Premises shall be determined based on the rentable square footage that Tenant leases within the applicable control area or zone. For purposes of example only, if a control area or zone contains 10,000 rentable square feet and 2,000 rentable square feet of a tenant’s premises are located within such control area or zone (while such premises as a whole contains 5,000 rentable square feet), the applicable tenant’s pro rata share of such control area or zone would be 20%.

(g) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of this Lease for the applicable statute of limitations period under federal, state, or local Legal Requirement. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(h) Definitions. As used herein, (i) the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder, and (ii) the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

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31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure: provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially and adversely affect Tenant’s ability to conduct its business in the Premises (a “Material Landlord Default”), Tenant shall, as soon as reasonably possible, but in any event within 2 business days of obtaining knowledge of such claimed Material Landlord Default, give Landlord written notice of such claim and telephonic notice to Tenant’s principal contact with Landlord. Landlord shall then have 2 business days to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If such claimed Material Landlord Default is not a default by Landlord hereunder, or if Tenant failed to give Landlord the notice required hereunder within 2 business days of learning of the conditions giving rise to the claimed Material Landlord Default, Landlord shall be entitled to recover from Tenant, as Additional Rent, any costs incurred by Landlord in connection with such cure in excess of the costs, if any, that Landlord would otherwise have been liable to pay hereunder. If Landlord fails to commence cure of any claimed Material Landlord Default as provided above, Tenant may commence and prosecute such cure to completion, and shall be entitled to recover the costs of such cure (but not any consequential or other damages) from Landlord, to the extent of Landlord’s obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in this paragraph and the other provisions of this Lease. In no event whatsoever shall any curative action by Tenant (a) affect any Building Systems serving areas outside of the Premises, (b) interfere with another tenant’s operations at its premises at the Project or such tenant’s use and enjoyment of its premises at the Project, or (c) affect any portion of the Building’s structure, roof, or exterior.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

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33. Security. Tenant shall have the right to install, at its sole cost and expense, a perimeter access system at the Premises that is compatible with any perimeter access system maintained and operated by Landlord at the Project. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Landlord shall not responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord (“Force Majeure”).

35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than Jones Lang LaSalle Brokerage, Inc. (“JLL”). JLL, acting as Tenant’s representative, shall be paid by Landlord pursuant to a separate agreement between Landlord and JLL. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than JLL, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR

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ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM. TENANT ACKNOWLEDGES AND AGREES THAT MEASURES AND/OR SERVICES IMPLEMENTED AT THE PROJECT, IF ANY, INTENDED TO ENCOURAGE SOCIAL DISTANCING, PROMOTE AND PROTECT HEALTH AND PHYSICAL WELL-BEING AND/OR INTENDED TO PREVENT OR LIMIT THE SPREAD OR TRANSMISSION OF INFECTIOUS CONDITIONS, MAY NOT PREVENT OR LIMIT THE SPREAD OR TRANSMISSION OF SUCH INFECTIOUS CONDITIONS. LANDLORD SHALL HAVE NO LIABILITY AND TENANT IRREVOCABLY RELEASES AND WAIVES ANY CLAIMS AGAINST LANDLORD FOR ANY LOSS, DAMAGE, INJURY, OR DEATH IN CONNECTION WITH (X) THE IMPLEMENTATION, OR FAILURE OF LANDLORD OR ANY LANDLORD INDEMNIFIED PARTIES TO IMPLEMENT, ANY MEASURES AND/OR SERVICES AT THE PROJECT INTENDED TO ENCOURAGE SOCIAL DISTANCING, PROMOTE AND PROTECT HEALTH AND PHYSICAL WELL-BEING AND/OR INTENDED TO PREVENT OR LIMIT THE SPREAD OR TRANSMISSION OF INFECTIOUS CONDITIONS, OR (Y) THE FAILURE OF ANY MEASURES AND/OR SERVICES IMPLEMENTED AT THE PROJECT TO PREVENT OR LIMIT THE SPREAD OR TRANSMISSION OF ANY INFECTIOUS CONDITIONS.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations, and discussions, whether oral or written, of the parties, and there are no warranties, representations, or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein or in the documents delivered pursuant hereto or in connection herewith.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type that can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

39. Right to Negotiate.

(a) Expansion in the Building. If at any time any Available Space (as defined below) in the Project becomes available for lease through December 31, 2020, Landlord shall give notice of such availability to Tenant. Landlord shall thereafter, for a period of up to 5 business days, negotiate in good faith with Tenant for Tenant’s lease of the Available Space on such terms as shall be acceptable to Landlord and Tenant (“Negotiation Right”). For purposes of this Section 39(a). “Available Space” shall mean Suite 3 on the second floor of the Project that is not occupied by a tenant or that is occupied by an existing tenant whose lease is expiring within 6 months or less and such tenant does not wish to renew (regardless of whether such tenant has a right to renew) its occupancy of such space. Provided that no

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right to expand is exercised by any tenant with superior rights, Tenant shall be entitled to lease the Available Space upon the terms and conditions, if any, agreed to by Landlord and Tenant; provided, however, that the annual Base Rent for the Available Space for the first year of the term thereof shall be an amount equal to $39 per rentable square foot (with 3% annual escalations thereafter), the term shall be for a period of 7 years, and the Available Space shall be delivered in its “as is, where is, with an faults” condition in accordance with Landlord’s then current space plan for the Available Space and with no tenant improvement allowance.

(b) Amended Lease. If after the expiration of such 5 business day period, no lease amendment or lease agreement for the Available Space has been executed and delivered, the Negotiation Right shall be waived and of no further force or effect with respect to the Available Space at any time during the balance of the Term.

(c) Exceptions. Notwithstanding the above, the Negotiation Right shall not be in effect and may not be exercised by Tenant: (i) during any period of time that Tenant is in Default under any provision of this Lease; or (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, regardless of whether the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Negotiation Right.

(d) Termination. The Negotiation Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Negotiation Right, if, after such exercise, but prior to the commencement date of the lease of such Available Space, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Negotiation Right to the date of the commencement of the lease of the Available Space, regardless of whether such Defaults are cured.

(e) Right Personal. The Negotiation Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease.

(f) No Extensions. The period of time within which the Negotiation Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Negotiation Right.

40. Right to Extend Term. Tenant shall have the right to extend the Term of this Lease upon the following terms and conditions:

(a) Extension Right. Tenant shall have the one-time right (“Extension Right”) to extend the term of this Lease for 5 years (“Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Right at least 9 months prior, and no earlier than 12 months prior, to the expiration of the Base Term of this Lease.

(b) Base Rent. Upon the commencement of the Extension Term, Base Rent shall be payable at the greater of (i) the Market Rate (as defined below) and (ii) an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage. Base Rent shall thereafter be adjusted on each anniversary of the commencement of the Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean the then market rental rate as determined by Landlord and agreed to by Tenant. If, on or before the date that is 120 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during such subsequent Extension Term after negotiating in good faith, Tenant may by written notice to Landlord not later than 120 days prior to the expiration of the Base Term of this Lease, elect arbitration as described in Section 40(c) below. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend the Term of this Lease and the Extension Right shall terminate.

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(c) Arbitration.

(i) Within 10 days of Tenant’s notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent (including the Market Rent) and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (as defined below) to determine the Base Rent (including the Market Rent) and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent (including the Market Rent) and escalations for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii) The decision of the Arbilrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Base Rent (including the Market Rent) and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Base Rent (including the Market Rent) and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute and deliver an amendment recognizing the Base Rent and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (A) shall be (1) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the greater Rockville, Maryland metropolitan area, or (2) a licensed commercial real estate broker with not less than 15 years’ experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the greater Rockville, Maryland metropolitan area, (A) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (C) be in all respects impartial and disinterested.

(d) Right Personal. The Extension Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease, except that the Extension Right may be assigned in connection with any Permitted Assignment of this Lease.

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(e) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right: (i) during any period of time that Tenant is in Default under any provision of this Lease; or (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, regardless of whether the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right, regardless of whether the Defaults are cured.

(f) No Extension. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(g) Termination. The Extension Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, regardless of whether such Defaults are cured.

41. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Upon written request from Landlord, Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s fiscal quarters during each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

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(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) OFAC. Tenant, and all beneficial owners of Tenant, are currently (i) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (ii) not listed on, and shall not during the Term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (iii) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(m) Non-Disclosure of Terms. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of such terms could adversely affect the ability of Landlord and its affiliates to negotiate, manage, and administer other leases and impair Landlord’s relationship with other tenants. Accordingly, as a material inducement for Landlord to enter into this Lease, Tenant, on behalf of itself and its partners, managers, members, officers, directors, employees, agents, and attorneys, agrees that it shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any publication or other media or any tenant or apparent prospective tenant of the Building or other portion of the Project, or real estate agent or broker, either directly or indirectly.

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(n) Counterparts/Electronic Signatures. This Lease may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Lease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

(o) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises that, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(p) LEED. Tenant acknowledges that Landlord may, but shall not be obligated to, seek to obtain Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification for the Project and/or the Premises, and Tenant agrees to reasonably cooperate with Landlord, and to provide such information and/or documentation as Landlord may reasonably request, in connection therewith.

[ Signatures on next page ]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the day and year first above written.

TENANT:

SENSEI BIOTHERAPEUTICS, INC., a Delaware corporation

By:	/s/ John Celebi

Name:	John Celebi

Title:	Chief Executive Officer

LANDLORD:

ARE-MARYLAND NO. 8 CORP., a Maryland corporation

By:	/s/ Allison Grochola

Name:	Allison Grochola

Title:	Vice President

RE:	Legal Affairs

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EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

First Floor: Suite 125

1405 RESEARCH BLVD.

DAG ARCHITECTS

- April Paredes - Cooley LLP - 1/14/2021 4:12:01 PM - 17

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EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

All that certain lot or parcel of land together with all improvements thereon located and being in the County of Montgomery, Maryland and being more particularly described as follows:

Ownership Lot numbered 18E pursuant to “Plat of Ownership, Ownership Lots 18D, 18E and 18F, National Capital Research Park” per plat thereof recorded at Plat No 25237, among the Land Records of Montgomery County, Maryland.

Together with the: (i) Electric, Gas, Water, Sanitary Sewer and other Utility Easements in, on and over Ownership Lot 18D and 18F; and (ii) Common Area, Ingress, Egress, Access, Construction and Parking Easements, in, on and over Ownership Lot 18D and 18F; all as more particularly set forth in the Ownership Plat Declaration recorded in Liber 26896 at folio 773 as amended and restated by Amended and Restated Ownership Plat Declaration recorded in Liber 53454 at folio 312.

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EXHIBIT C TO LEASE

WORK LETTER

WORK LETTER

THIS WORK LETTER dated October 22, 2020 (this “Work Letter”) is made and entered into by and between ARE-MARYLAND NO. 8 CORP., a Maryland corporation (“Landlord”), and SENSEI BIOTHERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease Agreement dated October     , 2020 (“Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

a. Tenant’s Authorized Representative. Tenant designates Steve Fuller and Thomas Thisted (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined}.

b. Landlord’s Authorized Representative. Landlord designates Lawrence J. Diamond and Edward J. Rose (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

c. Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) the general contractor and any subcontractors for the Tenant Improvements (including, but not limited to, the cGMP space) shall be selected by Landlord, subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, and (ii) EwingCole shall be the architect (“TI Architect”) for the Tenant Improvements.

2. Tenant Improvements.

a. Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Project of a fixed and permanent nature as shown on the TI Construction Drawings, as defined in Section 2(c) below. Other than Landlord’s Work (as defined in Section 3(a) below, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy.

b. Tenant’s Space Plans. Attached hereto as Exhibits C-1 and C-2 are Tenant’s preliminary space plan (“Preliminary Space Plan”) detailing Tenant’s requirements for the Tenant Improvements. Tenant shall be solely responsible for ensuring that the Preliminary Space Plan reflects Tenant’s requirements for the Tenant Improvements.

c. Working Drawings. Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance

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with the Preliminary Space Plan. Tenant shall deliver its written comments on the TI Construction Drawings to Landlord not later than 10 business days after Tenant’s receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the Preliminary Space Plan without submitting a Change Request. Landlord and the TI Architect shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the Preliminary Space Plan, Tenant shall approve the TI Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except, after written notice to Tenant, as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below).

d. Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the TI Construction Drawings must be completed and approved not later than December 1, 2020 in order for the Landlord’s Work to be Substantially Complete within 180 days of the Rent Commencement Date (as defined in the Lease). Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building systems. Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

e. Design Changes to Building and Tenant Improvements. Notwithstanding anything to the contrary contained in this Work Letter, Landlord may require that the design of the Building and/or the design of the Tenant Improvements incorporate (or, if applicable, be revised to incorporate) elements that are intended to enhance social distancing, promote and protect health and physical well-being and/or intended to prevent or limit the spread or transmission of Infectious Conditions. Landlord shall be responsible for the cost of such changes to the core and shell, and such changes to the Tenant Improvements shall be payable out of the TI Fund. Landlord does not represent or warrant that any such design elements will actually enhance social distancing, promote and protect health and physical well-being and/or intended to prevent or limit the spread or transmission of Infectious Conditions.

3. Performance of Landlord’s Work.

a. Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Tenant Improvements.

b. Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (“TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the TI Permit shall be payable from the TI Fund. Tenant shall assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions. Within 5 days after Landlord’s request, Tenant shall at its expense complete and submit any documentation obtained by Landlord and required by the applicable Governmental Authority (including, but not limited to, the Washington Suburban Sanitary Commission (‘WSSC”)) for the issuance of a plumbing authority (or

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comparable) permit relating to laboratory water and wastewater usage at the Premises, provided that any fees related to the submission of such permits shall be payable from the TI Fund. Such documentation includes, but is not limited to, an Industrial Wastewater Survey on the form specified by WSSC’s Regulatory Services Division, Industrial Discharge Control Section. At Landlord’s request, Tenant shall also meet with Landlord and WSSC personnel at the Project to review cooperatively matters relating to water and wastewater usage, including, but not limited to, laboratory processes.

c. Completion of Landlord’s Work. On or before the date that is 180 days after the Rent Commencement Date (subject to Tenant Delays and Force Majeure Delays), Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of Landlord’s Work, Landlord shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work.

d. Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s sole and absolute subjective discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter and not otherwise set forth with specificity on the TI Construction Drawings, Landlord shall select a reputable manufacturer thereof in its sole and absolute subjective discretion..

e. Delivery of the Premises. Tenant shall have the right to occupy the Premises while Landlord is performing Landlord’s Work. Tenant’s taking possession of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall pursue such correction to completion, including but not limited to using reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter.

f. Warranties. Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the TI Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

g. Commencement Date Delay. Except as otherwise provided in the Lease, to the extent that any of the following cause an actual delay in Landlord’s Substantial Completion of Landlord’s Work, Landlord’s Substantial Completion of Landlord’s Work shall be deemed to be have been delayed by any one or more of the following causes (“Tenant Delay”):

i. Tenant’s Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder, including, but not limited to, timely

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completing and submitting the documentation relating to the plumbing authority (or comparable) permit described in Section 3.b. or meeting with Landlord and WSSC personnel as requested pursuant to Section 3.b.;

ii. Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

iii. Construction of any Change Requests;

iv. Tenant’s request for materials, finishes or installations requiring unusually long lead times, which unusually long lead times are not due to Force Majeure Delays;

v. Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

vi. Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

vii. Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(d) below); or

viii. Any other act or omission by Tenant or any Tenant Party (as defined In the Lease), or persons employed by any of such persons.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the date of Delivery.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery of the Preliminary Space Plan shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

a. Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, regardless of whether such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

b. Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with Landlord any costs required in connection with such Change (to the extent such Change will cause Excess TI

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Costs), Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s reasonable determination of the actual amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5. Costs.

a. Turnkey Completion. Landlord shall, at its sole cost and expense, perform Landlord’s Work as set forth in this Work Letter. The cost to perform Landlord’s Work is an amount equal to $42.63 per rentable square foot of the Premises, or $325,823 in the aggregate. Landlord’s Work shall include the construction of the Tenant Improvements, space planning, TI Design Drawings, TI Construction Drawings, construction management, and permitting fees.

b. TI Allowances. Landlord shall provide to Tenant the following tenant improvement allowances (collectively, the “TI Allowances”). The amount of the Tenant Improvement Allowance and the Additional Tenant Improvement Allowance (each as defined below) equal the aggregate cost to perform Landlord’s Work:

i. $25 per rentable square foot of the Premises, or $191,075 in the aggregate (“Tenant Improvement Allowance”), which amount shall be applied toward the cost to perform Landlord’s Work.

ii. $12.63 per rentable square foot of the Premises, or $134,748 in the aggregate (“Additional Tenant Improvement Allowance”), which amount shall be applied toward the cost to perform Landlord’s Work. The Additional Tenant Improvement Allowance shall result in adjustments to the Base Rent as provided in Section 4 of the Lease.

iii. $5 per rentable square foot of the Premises, or $38,215 in the aggregate (“FF&E Allowance”). Tenant shall use the FF&E Allowance to offset and fund the costs of furniture, fixtures, and equipment (“FF&E”) to be installed in the Premises. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord copies of all operation and maintenance manuals and warranties affecting the FF&E. Except for the FF&E Allowance, no part of the TI Allowances shall be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not be limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements.

The TI Allowances shall be disbursed in accordance with this Work Letter. Tenant shall have no right to any portion of the TI Allowances that are not disbursed before the last day of the month that is 18 months after the Rent Commencement Date.

c. Costs lncludable in TI Fund. The TI Fund shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements (but such cost shall apply, on a pro rata basis, only to the portion of the Premises that is then subject to Landlord’s performance of Landlord’s Work), the cost of preparing the TI Design Drawings and the TI Construction Drawings, all costs set forth in the Budget, including Landlord’s administrative rent equal to 3% of the TI Costs for monitoring and inspecting the construction of the Tenant Improvements and Changes, Landlord’s out-of-pocket expenses, costs resulting from Tenant Delays and the cost of Changes (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, except for the FF&E Allowance, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements.

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d. Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowances. If at any time the remaining TI Costs exceed the remaining unexpended TI Allowances, Tenant shall deposit with Landlord, as a condition precedent to Landlord’s obligation to complete the Tenant Improvements, 100% of the then current TI Costs in excess of the remaining TI Allowances (“Excess TI Costs”). If Tenant fails to deposit any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The TI Allowances and Excess TI Costs are herein referred to as the “TI Fund.” Funds deposited by Tenant shall be the first disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 5.d, Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowances. If upon Substantial Completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

6. Tenant Access.

a. Tenant’s Rights. Tenant shall have the right to occupy the Premises from and after the Rent Commencement Date and while Landlord is performing Landlord’s Work within the Premises. Tenant shall have the right, at Tenant’s sole risk and expense, to (i) perform any work (“Tenant’s Work”) required by Tenant other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the TI Architect and the general contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) inspect and observe Landlord’s Work in process. Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

b. No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities.

c. No Acceptance of Premises. During such time that Landlord is performing Landlord’s Work Within the Premises, Tenant shall defend with counsel reasonably acceptable by Landlord, Indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

7. Miscellaneous.

a. Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary

b. Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

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EXHIBIT C-1 TO LEASE

SPECIFICATIONS

As set forth in Exhibit C-2 attached hereto, the Premises shall include all fixed improvements currently in the Premises, including non-moveable cabinetry and casework, chemical fume hood(s), and bench tops. Specific renovations all are related to the large open area that is labeled “Lab Support’’ on Exhibit C-2 and shall include:

1)	Move entry door to area near Lab 1

2)	Separate “Lab Support” area into 4 rooms + new hallway (approx. 6’ wide} for access to Labs 1, 2, 3 and 4

a.	Room nearest Lab 4 would be roughly 19-20’ in length, width (-14.5’) determined by dimension of hallway. This room would be for large equipment, such as -80C freezers

b.

Remaining 32-33’ of area would be divided into two 8’ rooms in the middle of the space and one 16’ room for GMP use on the end near the offices. Each of these rooms requires a sink. The GMP room needs an air-lock entry room (~6’ x 6’).

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EXHIBIT C-2 TO LEASE

PRELIMINARY SPACE PLAN

Open Office
Office
Office
Office
Office
Office
Open Office
Lab 1
Lab 2
Lab 3
Lab 4
CORRIDOR
Kitchen
Copier
Offices
Offices
Open Office
Conf Rm
Building Lobby
Building Lobby
Freezers
Lab Support
Lab Access Corridor
IT Room
Building water service

Date: 6/30/2020

Scale: 1/16" = 1'-0"

1405 MARKETING PLAN - FIRST FLOOR

SENSEI DAG ARCHITECTS

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EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this              day of                     , 2020, between ARE-MARYLAND NO. 8 CORP., a Maryland corporation (“Landlord”), and SENSEI BIOTHERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease Agreement dated as of October         , 2020 (“Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree that the Commencement Date of the Base Term of the Lease is October         , 2020, the Rent Commencement Date (subject to the applicable abatement of Base Rent set forth in Section 4(a) of the Lease) is                     , 2020, and the expiration date of the Base Term of the Lease shall be midnight on                     ,                     , 202    . In case of a conflict between the terms of the Lease and the terms of this Acknowledgement of Commencement Date, this Acknowledgement of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE under seal to be effective on the date first above written.

TENANT:

SENSEI BIOTHERAPEUTICS, INC., a Delaware corporation

By:	(SEAL)
Name:
Title:

LANDLORD:

ARE-MARYLAND NO. 8 CORP., a Maryland corporation

By:	(SEAL)
Name:
Title:

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EXHIBIT E TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

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13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows In the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current that can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves that may be transmitted beyond the Premises.

20. Each tenant shall regularly review the guidelines and other guidance published by the Centers for Disease Control and Prevention (“CDC”) and any other Governmental Authorities, and will implement the practices and procedures suggested thereby, as well as industry standard best practices, to prevent or limit the spread or transmission of Infectious Conditions, including, without limitation, COVID-19.

21. Landlord shall have the right to (a) require tenants, at their expense, to implement and enforce reasonable screening and tracking protocols intended to identify and track the activity at the Project of employees, agents, contractors, visitors, and invitees seeking access to or accessing the Premises and/or the Project exhibiting flu-like symptoms or symptoms consistent with those associated with any Infectious Conditions including, without limitation, COVID-19 (collectively, “Symptoms”), (b) require tenant employees, agents, contractors, visitors, and invitees to comply with reasonable screening and tracking protocols implemented by Landlord, Landlord’s property manager and/or any operator of Project Amenities, intended to identify and track the activity at the Project of individuals seeking access to or accessing the Premises or the Project (including the Project Amenities) exhibiting Symptoms, (c) require tenants, at their expense, to implement and enforce protocols to prohibit individuals exhibiting Symptoms, from accessing the Premises and/or the Project, (d) require tenants, at their expense, to immediately report to Landlord incidences of (i) tenant employees, agents, contractors, visitors, and invitees accessing the Premises or any portion of the Project while exhibiting Symptoms or presenting Risk Factors (as defined below), and/or (ii) tenant employees, agents, contractors, visitors, and invitees known to have accessed the Premises or the Project being diagnosed with an Infectious Condition, including, without limitation, COVID-19. For purposes of these Rules and Regulations, “Risk Factors” include (A) persons who have recently traveled from countries having widespread ongoing transmission of communicable diseases and/or viruses of any kind or nature, including COVID-19, and (B) persons who have been in recent contact with others who have tested positive for communicable diseases and/or viruses of any kind or nature, including COVlD-19.

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22. Landlord may exclude or expel from the Project any person who presents Risk Factors or exhibits Symptoms associated with any currently known or unknown Infectious Conditions, including, without limitation, COVID-19.

23. Notwithstanding anything to the contrary contained in the Lease, if Landlord believes or becomes aware that any Tenant Party exhibiting Symptoms and/or diagnosed with an Infectious Condition had access to the Premises or any portion of the Project (including, without limitation, the project amenities), Tenant shall be responsible for any costs (as Additional Rent) incurred by or on behalf of Landlord to perform additional or deep cleaning of the Premises and/or the Common Areas of the Project or to take other measures deemed reasonably necessary or prudent by Landlord that are intended to prevent or limit the spread or transmission of such Infectious Conditions due to or arising out of such Tenant Party’s presence at the Project.

24. Landlord reserves the right to adopt and implement additional rules and regulations relating to access to the Premises, the Building and/or the Project (including, without limitation, the Project Amenities) that are intended to promote and protect health and physical well-being and/or intended to prevent or limit the spread or transmission of Infectious Conditions.

25. Wireless internet service (“Internet Service”) may be available in the Common Areas in the Project. If Internet Service is so available, Tenant shall have the right, on a non-exclusive basis in common with other tenants and users of the Project, to use the Internet Service, subject to the further terms of this Section 20.

(a) Tenant acknowledges that Landlord is not the generator of Internet Service and that the availability and quality of Internet Service consequently is subject to the provision of Internet Service to the Project by the third party provider(s) responsible for delivering Internet Service to the Project. Landlord shall have no liability for the availability, capacity, quality, continuity, or character of service of Internet Service, and no abatement of Rent or other penalty shall arise due to, nor shall Landlord have any liability due to any loss, cost, claim, damage, or expense arising from the availability, capacity, quality, continuity, or character of service of Internet Service or any interruption, deterioration, or removal of internet Service. Tenant acknowledges that the capacity of Internet Service available for use by Tenant (if any) is part of the overall capacity of Internet Service available to the Project for use on a non-exclusive basis in common with al\ other tenants at the Project. Tenant agrees to limit Tenant’s use of Internet Service to Tenant’s reasonable share of the then-existing capacity of Internet Service, and Tenant shall not use Internet Service in a manner that interferes with any other tenant’s or user’s use of Internet Service.

(b) By accessing or using Internet Service, Tenant accepts and agrees to comply with all terms and conditions applicable thereto (including any modifications and/or additions thereto provided in connection with accessing or using Internet Service from time to time).

(c) Tenant acknowledges and agrees that (1) all information (including, without limitation, data files, written text, computer software, music, audio files or other sounds, photographs, graphics, videos or other images) that Tenant may have access to as a part of, or through Tenant’s use of, Internet Service (collectively, “Content”) is the sole responsibility of the person from whom such Content originated, and (2) by using Internet Service, Tenant may be exposed to Content that Tenant may find offensive, indecent, or objectionable, and Tenant uses the Internet Service at its own risk. Landlord and any third party provider(s) responsible for delivering Internet Service to the Project reserve the right (but shall have no obligation) to pre-screen, review, flag, filter, modify, refuse, or remove any or all Content from the Internet Service. Landlord does not control the Content posted via the Internet Service and, as such, does not guarantee the accuracy, integrity, or quality of such Content. Under no circumstances shall Landlord or any Landlord Parties be liable in any way for any Content, including, without limitation, any errors or omissions in any Content, or for any loss or damage arising out of or in connection with Tenant’s use of the Internet Service (including, without limitation, damages for loss of use, lost profits, or loss of data or information of any kind).

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(d) Tenant is solely responsible for maintaining its account for the use of Internet Service, and Tenant is fully responsible for all activities that occur under Tenant’s account and in connection with Tenant’s use of the Internet Service. Tenant agrees to notify Landlord and any third party provider(s) responsible for delivering Internet Service to the Project immediately of any unauthorized use of Tenant’s account or any other breaches of security of which Tenant becomes aware. Tenant is solely responsible for, and shall indemnify, defend, and hold harmless Landlord and the Landlord Parties for, any Content created, uploaded, posted, emailed, transmitted, displayed, or otherwise made available by Tenant via the Internet Service and for any and all consequences of Tenant’s use of the Internet Service (including, without limitation, any loss or damage suffered by Landlord or any Landlord Parties arising therefrom or in connection therewith).

(e) Tenant agrees not to use the Internet Service to: (1) upload, post, email, transmit, or otherwise make available any Content that is unlawful, harmful, threatening, abusive, harassing, tortious, defamatory, vulgar, obscene, libelous, invasive of another’s privacy, hateful, or racially, ethnically, or otherwise objectionable; (2) harm minors in any way; (3) impersonate any person or entity or falsely state or otherwise misrepresent Tenant’s affiliation with a person or entity; (4) forge headers or otherwise manipulate identifiers in order to disguise the origin of any Content transmitted through the Internet Service; (5) upload, post, email, transmit, or otherwise make available any Content that Tenant does not have a right to make available under any law or under contractual or fiduciary relationships (such as inside information, proprietary and confidential information learned or disclosed as part of employment relationships or under nondisclosure agreements); (6) upload, post, email, transmit, or otherwise make available any Content that infringes any patent, trademark, trade secret, copyright, or other proprietary or intellectual property rights of any party; (7) upload, post, email, transmit, or otherwise make available any unsolicited or unauthorized advertising, promotional materials, “junk mail,” “spam,” “chain letters,” “pyramid schemes,” or any other form of solicitation, except in those areas (such as shopping) that are designated for such purpose; (8) upload, post, email, transmit, or otherwise make available any material that contains software viruses or any other computer code, files, or programs designed to interrupt, destroy, or limit the functionality of any computer software or hardware or telecommunications equipment; (9) disrupt the normal flow of dialogue, cause a screen to “scroll” faster than other users of the Internet Service are able to type, or otherwise act in a manner that negatively affects other users’ ability to engage in real time exchanges; (10) interfere with or disrupt the Internet Service or servers or networks connected to the Internet Services, or disobey any requirements, procedures, policies or regulations of networks connected to the Internet Service, including using any device, software or routine to bypass Landlord’s robot exclusion headers (if any); (11) intentionally or unintentionally violate any applicable local, state, national, or international law, including, but not limited to, regulations promulgated by the U.S. Securities and Exchange Commission, any rules of any national or other securities exchange, including, without limitation, the New York Stock Exchange, the American Stock Exchange or the NASDAQ, and any regulations having the force of law; (12) provide material support or resources (or to conceal or disguise the nature, location, source, or ownership of material support or resources) to any organization(s) designated by the United States government as a foreign terrorist organization pursuant to Section 219 of the Immigration and Nationality Act; (13) “stalk” or otherwise harass another; or (14) collect or store personal data about other users in connection with the prohibited conduct and activities set forth in clauses (1) through (13) above.

(f) Tenant acknowledges, consents to and agrees that Landlord and/or any third party provider(s) responsible for delivering Internet Service to the Project may access, preserve, and disclose Tenant’s account information associated with the Internet Service if required to do so by applicable Legal Requirements or in a good faith belief that such access, preservation, or disclosure is reasonably necessary to (1) comply with legal process, (2) comply with the directives of law enforcement officials, (3) enforce the provisions of this Section 20 and/or the terms and conditions applicable to the Internet Service from time to time, (4) respond to claims that any Content violates the rights of third

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1405 Research Boulevard—Sensei Biotherapeutics, lnc.—Page 52

parties, (5) respond to Tenant’s requests for customer service, and/or (6) protect the rights, property, or personal safety of Landlord, the Landlord Parties, any third party provider(s) responsible for delivering Internet Service to the Project, any users of Internet Service, any tenants or other occupants of the Project and the public.

(g) Tenant acknowledges and agrees that the Internet Service may include security components that permit digital materials to be protected, and that the use of these materials is subject to such usage rules as may be set by Landlord, any third party provider(s) responsible for delivering Internet Service to the Project, and/or any Content provider(s). Tenant shall not attempt to override or circumvent any of such usage rules, and any unauthorized reproduction, publication, further distribution, or public exhibition of the materials provided on the Internet Service, in whole or in part, is strictly prohibited.

Copyright © 2007, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

1405 Research Boulevard—Sensei Biotherapeutics, lnc.—Page 53

EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

None except as set forth below:

NONE

Copyright © 2007, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.

1405 Research Boulevard—Sensei Biotherapeutics, lnc.—Page 54

EXHIBIT G TO LEASE

PARKING PLAN

Copyright © 2007, Alexandria Real Estate Equities, Inc. ALL

RIGHTS RESERVED. Confidential and Proprietary – Do Not

Copy or Distribute. Alexandria and the Alexandria Logo are

registered trademarks of Alexandria Real Estate Equities, Inc.